                                                Exhibit 99.1

First Financial Bancorp Announces Third Quarter Financial Results

•	Third Quarter 2019 Earnings per Diluted Share of $0.51

•	3.7% Loan Growth on an Annualized Basis

•	3.96% fully tax equivalent net interest margin

•	Strong noninterest income of $33.1 million

•	Successful closing of Bannockburn acquisition

Cincinnati, Ohio - October 17, 2019 - First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the third quarter 2019.

For the three months ended September 30, 2019, the Company reported net income of $50.9 million, or $0.51 per diluted common share. These results compare to net income of $52.7 million, or $0.53 per diluted common share, for the second quarter of 2019 and $50.7 million, or $0.51 per diluted common share, for the third quarter of 2018. Income before taxes was negatively impacted by $5.2 million of severance and merger-related items and $0.7 million of branch consolidation costs, which combined to reduce earnings per diluted common share by $0.05 after income taxes. For the nine months ended September 30, 2019, First Financial had earnings per diluted common share of $1.51 compared to $1.36 for the same period in 2018.

Return on average assets for the third quarter of 2019 was 1.41% while return on average tangible common equity was 16.15%. These compare to returns on average assets of 1.50% and 1.45%, and returns on average tangible common equity of 17.33% and 18.52%, in the second quarter of 2019 and the third quarter of 2018, respectively.

Third quarter 2019 highlights include:

•	After adjustments(1) for merger-related and nonrecurring items:

◦	Net income of $0.56 per diluted common share

◦	1.54% return on average assets; 17.63% return on average tangible common equity

•	Loan balances grew 3.7% on an annualized basis

◦	$82.9 million increase compared to the linked quarter

•	Net interest margin of 3.96% on a fully tax-equivalent basis(1)

◦	8 basis point reduction from the linked quarter driven by lower asset yields

•	Noninterest income of $33.1 million

◦	Positively impacted by acquisition of Bannockburn, strong mortgage banking income, and sustained client derivative and service charge income; combined to largely offset the impact from Durbin

•	Noninterest expenses of $86.2 million, or $80.3 million as adjusted(1)

◦	Efficiency ratio of 55.7%; 52.0% as adjusted(1)

•	ALLL declined to $56.6 million, or 0.62% of loans; Improvement in nonperforming and classified asset levels; elevated net charge-offs related to previously discussed franchise relationships

•	Strong capital ratios

◦	Total capital of 13.64%; Tier 1 common equity of 11.53%; Tangible common equity of 9.17%

◦	Tangible book value decreased to $12.33
____________________________________________________________________________________________(1) Financial information in this release that is described as “adjusted” or that is presented on a fully tax equivalent basis is non-GAAP. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Archie Brown, President and Chief Executive Officer, remarked, “We are pleased to announce strong third quarter performance buoyed by consistent earnings, strong fee income and our ability to maintain a solid net interest margin. Annualized loan growth, fee income and net interest margin met or surpassed our expectations, and resulted in adjusted(1) earnings per share of $0.56 and an adjusted(1) return on assets of 1.54%.”
Mr. Brown continued, “Record loan originations were more than enough to offset a spike in payoffs, resulting in annualized loan growth of 3.7% for the quarter. Despite interest rate headwinds, net interest margin was at the high end of our expectations as we were able to proactively reduce deposit costs. Our focus will remain on disciplined deposit pricing to help mitigate the impact of further fed rate reductions. Credit trends are improving as both nonperforming and classified asset balances declined during the period; however we were disappointed in elevated net charge-offs, which were driven by three large franchise relationships discussed in prior periods. Overall, we remain satisfied with our strong operating performance in the midst of a challenging interest rate environment."

Mr Brown further noted, "We were also excited to complete the purchase of Bannockburn at the end of August. This strategic acquisition broadens our product offerings to middle market clients, expands our customer base and increases fee income, consistent with our stated objectives."
Mr. Brown concluded, "We repurchased 1.1 million shares during the quarter, which reflects our intention to maximize shareholder value while maintaining strong capital levels. The share repurchases and the acquisition of Bannockburn modestly impacted our capital ratios. We believe that our strong capital position provides the flexibility for additional capital deployment opportunities in the future."
Full detail of the Company’s third quarter and year to date performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, October 18, 2019 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10135470. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

2

Forward-Looking Statement
Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the possibility that any of the anticipated benefits of the Company’s merger with MainSource Financial Group, Inc. will not be realized or will not be realized within the expected time period; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2018, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of September 30, 2019, the Company had $14.5 billion in assets, $9.1 billion in loans, $10.1 billion in deposits and $2.3 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $2.9 billion in assets under management as of September 30, 2019. The Company operated 145 full service banking centers as of September 30, 2019, primarily in Ohio, Indiana and Kentucky, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
Chief Financial Officer                    Marketing Communications Manager
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com

3

Selected Financial Information
September 30, 2019
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Nine months ended,
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,
	2019	2019	2019	2018	2018	2019	2018
RESULTS OF OPERATIONS
Net income	$50,856	$52,703	$45,839	$55,014	$50,657	$149,398	$117,581
Net earnings per share - basic	$0.52	$0.54	$0.47	$0.56	$0.52	$1.52	$1.37
Net earnings per share - diluted	$0.51	$0.53	$0.47	$0.56	$0.51	$1.51	$1.36
Dividends declared per share	$0.23	$0.22	$0.22	$0.20	$0.20	$0.67	$0.58

KEY FINANCIAL RATIOS
Return on average assets	1.41%	1.50%	1.33%	1.59%	1.45%	1.41%	1.29%
Return on average shareholders' equity	9.13%	9.85%	8.88%	10.68%	9.94%	9.29%	9.50%
Return on average tangible shareholders' equity	16.15%	17.33%	15.95%	19.63%	18.52%	16.48%	16.42%

Net interest margin	3.91%	3.99%	4.05%	4.16%	4.06%	3.98%	4.01%
Net interest margin (fully tax equivalent) (1)	3.96%	4.04%	4.10%	4.21%	4.12%	4.03%	4.06%

Ending shareholders' equity as a percent of ending assets	15.62%	15.16%	15.14%	14.86%	14.70%	15.62%	14.70%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	9.17%	9.34%	9.15%	8.79%	8.53%	9.17%	8.53%
Risk-weighted assets	11.35%	11.82%	11.61%	11.20%	10.77%	11.35%	10.77%

Average shareholders' equity as a percent of average assets	15.43%	15.22%	15.01%	14.84%	14.62%	15.23%	13.54%
Average tangible shareholders' equity as a percent of
average tangible assets	9.35%	9.26%	8.95%	8.66%	8.42%	9.19%	8.31%

Book value per share	$22.59	$22.18	$21.60	$21.23	$20.79	$22.59	$20.79
Tangible book value per share	$12.33	$12.79	$12.19	$11.72	$11.25	$12.33	$11.25

Common equity tier 1 ratio (2)	11.53%	12.00%	12.03%	11.87%	11.52%	11.53%	11.52%
Tier 1 ratio (2)	11.93%	12.40%	12.43%	12.28%	11.93%	11.93%	11.93%
Total capital ratio (2)	13.64%	14.20%	14.24%	14.10%	13.77%	13.64%	13.77%
Leverage ratio (2)	9.75%	10.02%	9.84%	9.71%	9.41%	9.75%	9.41%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$9,014,092	$8,852,662	$8,773,310	$8,766,302	$8,848,710	$8,880,904	$7,943,737
Investment securities	3,290,666	3,408,994	3,355,732	3,204,758	3,168,044	3,351,559	2,793,510
Interest-bearing deposits with other banks	38,569	33,255	34,709	32,013	39,873	35,525	32,116
Total earning assets	$12,343,327	$12,294,911	$12,163,751	$12,003,073	$12,056,627	$12,267,988	$10,769,363
Total assets	$14,320,514	$14,102,733	$13,952,551	$13,768,958	$13,822,675	$14,126,615	$12,221,358
Noninterest-bearing deposits	$2,513,458	$2,484,214	$2,457,587	$2,476,773	$2,388,976	$2,485,291	$2,129,924
Interest-bearing deposits	7,504,708	7,612,146	7,610,092	7,573,069	7,499,112	7,575,263	6,939,021
Total deposits	$10,018,166	$10,096,360	$10,067,679	$10,049,842	$9,888,088	$10,060,554	$9,068,945
Borrowings	$1,816,983	$1,656,570	$1,587,068	$1,509,642	$1,748,415	$1,687,716	$1,344,325
Shareholders' equity	$2,210,327	$2,146,997	$2,094,234	$2,042,884	$2,021,400	$2,150,945	$1,654,322

CREDIT QUALITY RATIOS
Allowance to ending loans	0.62%	0.69%	0.64%	0.64%	0.65%	0.62%	0.65%
Allowance to nonaccrual loans	93.18%	119.86%	95.40%	79.97%	136.22%	93.18%	136.22%
Allowance to nonperforming loans	71.46%	69.33%	68.94%	65.13%	92.08%	71.46%	92.08%
Nonperforming loans to total loans	0.87%	0.99%	0.93%	0.98%	0.71%	0.87%	0.71%
Nonperforming assets to ending loans, plus OREO	0.89%	1.00%	0.95%	1.00%	0.73%	0.89%	0.73%
Nonperforming assets to total assets	0.56%	0.62%	0.60%	0.63%	0.47%	0.56%	0.47%
Classified assets to total assets	0.92%	1.02%	1.01%	0.94%	1.00%	0.92%	1.00%
Net charge-offs to average loans (annualized)	0.45%	0.08%	0.64%	0.29%	(0.02)%	0.39%	0.09%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) September 30, 2019 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Nine months ended,
	Sep. 30,			Sep. 30,
	2019	2018	% Change	2019	2018	% Change
Interest income
Loans and leases, including fees	$126,786	$123,397	2.7%	$376,207	$320,607	17.3%
Investment securities
Taxable	22,180	21,801	1.7%	70,031	56,315	24.4%
Tax-exempt	4,457	3,807	17.1%	13,051	9,532	36.9%
Total investment securities interest	26,637	25,608	4.0%	83,082	65,847	26.2%
Other earning assets	222	215	3.3%	638	499	27.9%
Total interest income	153,645	149,220	3.0%	459,927	386,953	18.9%

Interest expense
Deposits	20,151	14,672	37.3%	60,006	39,764	50.9%
Short-term borrowings	7,199	6,052	19.0%	19,805	12,847	54.2%
Long-term borrowings	4,760	5,011	(5.0)%	14,764	11,066	33.4%
Total interest expense	32,110	25,735	24.8%	94,575	63,677	48.5%
Net interest income	121,535	123,485	(1.6)%	365,352	323,276	13.0%
Provision for loan and lease losses	5,228	3,238	61.5%	25,969	9,276	180.0%
Net interest income after provision for loan and lease losses	116,307	120,247	(3.3)%	339,383	314,000	8.1%

Noninterest income
Service charges on deposit accounts	9,874	10,316	(4.3)%	28,596	24,923	14.7%
Trust and wealth management fees	3,718	3,728	(0.3)%	11,731	11,379	3.1%
Bankcard income	3,316	5,261	(37.0)%	15,399	13,998	10.0%
Client derivative fees	4,859	3,029	60.4%	11,468	6,249	83.5%
Foreign exchange income	1,708	0	N/M	1,725	0	N/M
Net gains from sales of loans	4,806	1,739	176.4%	10,128	4,643	118.1%
Net gains (losses) on sale of investment securities	105	(167)	162.9%	(110)	(197)	(44.2)%
Other	4,754	4,778	(0.5)%	15,668	12,883	21.6%
Total noninterest income	33,140	28,684	15.5%	94,605	73,878	28.1%

Noninterest expenses
Salaries and employee benefits	53,212	50,852	4.6%	155,109	137,485	12.8%
Net occupancy	5,509	6,765	(18.6)%	17,735	17,893	(0.9)%
Furniture and equipment	4,120	4,072	1.2%	11,758	11,410	3.0%
Data processing	5,774	4,502	28.3%	15,885	22,478	(29.3)%
Marketing	1,346	2,502	(46.2)%	4,928	5,947	(17.1)%
Communication	910	785	15.9%	2,385	2,362	1.0%
Professional services	4,771	2,621	82.0%	9,062	10,478	(13.5)%
State intangible tax	1,445	1,223	18.2%	4,062	3,066	32.5%
FDIC assessments	(1,097)	734	(249.5)%	918	2,951	(68.9)%
Intangible amortization	2,432	2,486	(2.2)%	6,521	5,130	27.1%
Other	7,804	8,873	(12.0)%	20,740	21,258	(2.4)%
Total noninterest expenses	86,226	85,415	0.9%	249,103	240,458	3.6%
Income before income taxes	63,221	63,516	(0.5)%	184,885	147,420	25.4%
Income tax expense	12,365	12,859	(3.8)%	35,487	29,839	18.9%
Net income	$50,856	$50,657	0.4%	$149,398	$117,581	27.1%

ADDITIONAL DATA
Net earnings per share - basic	$0.52	$0.52		$1.52	$1.37
Net earnings per share - diluted	$0.51	$0.51		$1.51	$1.36
Dividends declared per share	$0.23	$0.20		$0.67	$0.58

Return on average assets	1.41%	1.45%		1.41%	1.29%
Return on average shareholders' equity	9.13%	9.94%		9.29%	9.50%

Interest income	$153,645	$149,220	3.0%	$459,927	$386,953	18.9%
Tax equivalent adjustment	1,759	1,567	12.3%	4,698	3,705	26.8%
Interest income - tax equivalent	155,404	150,787	3.1%	464,625	390,658	18.9%
Interest expense	32,110	25,735	24.8%	94,575	63,677	48.5%
Net interest income - tax equivalent	$123,294	$125,052	(1.4)%	$370,050	$326,981	13.2%

Net interest margin	3.91%	4.06%		3.98%	4.01%
Net interest margin (fully tax equivalent) (1)	3.96%	4.12%		4.03%	4.06%

Full-time equivalent employees	2,064	2,028

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2019
	Third	Second	First	Full	% Change
	Quarter	Quarter	Quarter	Year	Linked Qtr.
Interest income
Loans and leases, including fees	$126,786	$126,365	$123,056	$376,207	0.3%
Investment securities
Taxable	22,180	23,616	24,235	70,031	(6.1)%
Tax-exempt	4,457	4,336	4,258	13,051	2.8%
Total investment securities interest	26,637	27,952	28,493	83,082	(4.7)%
Other earning assets	222	206	210	638	7.8%
Total interest income	153,645	154,523	151,759	459,927	(0.6)%

Interest expense
Deposits	20,151	20,612	19,243	60,006	(2.2)%
Short-term borrowings	7,199	6,646	5,960	19,805	8.3%
Long-term borrowings	4,760	4,963	5,041	14,764	(4.1)%
Total interest expense	32,110	32,221	30,244	94,575	(0.3)%
Net interest income	121,535	122,302	121,515	365,352	(0.6)%
Provision for loan and lease losses	5,228	6,658	14,083	25,969	(21.5)%
Net interest income after provision for loan and lease losses	116,307	115,644	107,432	339,383	0.6%

Noninterest income
Service charges on deposit accounts	9,874	9,819	8,903	28,596	0.6%
Trust and wealth management fees	3,718	3,943	4,070	11,731	(5.7)%
Bankcard income	3,316	6,497	5,586	15,399	(49.0)%
Client derivative fees	4,859	4,905	1,704	11,468	(0.9)%
Foreign exchange income	1,708	17	0	1,725	N/M
Net gains from sales of loans	4,806	3,432	1,890	10,128	40.0%
Net gains (losses) on sale of investment securities	105	(37)	(178)	(110)	383.8%
Other	4,754	6,062	4,852	15,668	(21.6)%
Total noninterest income	33,140	34,638	26,827	94,605	(4.3)%

Noninterest expenses
Salaries and employee benefits	53,212	53,985	47,912	155,109	(1.4)%
Net occupancy	5,509	5,596	6,630	17,735	(1.6)%
Furniture and equipment	4,120	4,222	3,416	11,758	(2.4)%
Data processing	5,774	4,984	5,127	15,885	15.9%
Marketing	1,346	1,976	1,606	4,928	(31.9)%
Communication	910	747	728	2,385	21.8%
Professional services	4,771	2,039	2,252	9,062	134.0%
State intangible tax	1,445	1,307	1,310	4,062	10.6%
FDIC assessments	(1,097)	1,065	950	918	(203.0)%
Intangible amortization	2,432	2,044	2,045	6,521	19.0%
Other	7,804	6,413	6,523	20,740	21.7%
Total noninterest expenses	86,226	84,378	78,499	249,103	2.2%
Income before income taxes	63,221	65,904	55,760	184,885	(4.1)%
Income tax expense	12,365	13,201	9,921	35,487	(6.3)%
Net income	$50,856	$52,703	$45,839	$149,398	(3.5)%

ADDITIONAL DATA
Net earnings per share - basic	$0.52	$0.54	$0.47	$1.52
Net earnings per share - diluted	$0.51	$0.53	$0.47	$1.51
Dividends declared per share	$0.23	$0.22	$0.22	$0.67

Return on average assets	1.41%	1.50%	1.33%	1.41%
Return on average shareholders' equity	9.13%	9.85%	8.88%	9.29%

Interest income	$153,645	$154.523	$151,759	$459,927	(0.6)%
Tax equivalent adjustment	1,759	1.416	1,523	4,698	24.2%
Interest income - tax equivalent	155,404	155.939	153,282	464,625	(0.3)%
Interest expense	32,110	32.221	30,244	94,575	(0.3)%
Net interest income - tax equivalent	$123,294	$123.718	$123,038	$370,050	(0.3)%

Net interest margin	3.91%	3.99%	4.05%	3.98%
Net interest margin (fully tax equivalent) (1)	3.96%	4.04%	4.10%	4.03%

Full-time equivalent employees	2,064	2,076	2,087

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2018
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$126,580	$123,397	$122,290	$74,920	$447,187
Investment securities
Taxable	22,761	21,801	20,844	13,670	79,076
Tax-exempt	3,896	3,807	4,068	1,657	13,428
Total investment securities interest	26,657	25,608	24,912	15,327	92,504
Other earning assets	192	215	177	107	691
Total interest income	153,429	149,220	147,379	90,354	540,382

Interest expense
Deposits	17,198	14,672	14,794	10,298	56,962
Short-term borrowings	5,186	6,052	4,132	2,663	18,033
Long-term borrowings	5,086	5,011	4,474	1,581	16,152
Total interest expense	27,470	25,735	23,400	14,542	91,147
Net interest income	125,959	123,485	123,979	75,812	449,235
Provision for loan and lease losses	5,310	3,238	3,735	2,303	14,586
Net interest income after provision for loan and lease losses	120,649	120,247	120,244	73,509	434,649

Noninterest income
Service charges on deposit accounts	10,185	10,316	9,568	5,039	35,108
Trust and wealth management fees	3,703	3,728	3,697	3,954	15,082
Bankcard income	6,247	5,261	5,343	3,394	20,245
Client derivative fees	1,433	3,029	1,463	1,757	7,682
Net gains from sales of loans	1,428	1,739	2,316	588	6,071
Net gains on sale of investment securities	36	(167)	(30)	0	(161)
Other	6,472	4,778	5,899	2,206	19,355
Total noninterest income	29,504	28,684	28,256	16,938	103,382

Noninterest expenses
Salaries and employee benefits	51,505	50,852	55,531	31,102	188,990
Net occupancy	6,322	6,765	6,631	4,497	24,215
Furniture and equipment	3,498	4,072	5,298	2,040	14,908
Data processing	5,599	4,502	14,304	3,672	28,077
Marketing	1,651	2,502	2,644	801	7,598
Communication	805	785	1,118	459	3,167
Professional services	1,794	2,621	5,659	2,198	12,272
State intangible tax	1,086	1,223	1,078	765	4,152
FDIC assessments	1,018	734	1,323	894	3,969
Intangible amortization	2,229	2,486	2,364	280	7,359
Other	7,845	8,873	6,805	5,580	29,103
Total noninterest expenses	83,352	85,415	102,755	52,288	323,810
Income before income taxes	66,801	63,516	45,745	38,159	214,221
Income tax expense (benefit)	11,787	12,859	9,327	7,653	41,626
Net income	$55,014	$50,657	$36,418	$30,506	$172,595

ADDITIONAL DATA
Net earnings per share - basic	$0.56	$0.52	$0.37	$0.49	$1.95
Net earnings per share - diluted	$0.56	$0.51	$0.37	$0.49	$1.93
Dividends declared per share	$0.20	$0.20	$0.19	$0.19	$0.78

Return on average assets	1.59%	1.45%	1.05%	1.40%	1.37%
Return on average shareholders' equity	10.68%	9.94%	7.36%	13.31%	9.85%

Interest income	$153,429	$149,220	$147,379	$90,354	$540,382
Tax equivalent adjustment	1,442	1,567	1,420	718	5,147
Interest income - tax equivalent	154,871	150,787	148,799	91,072	545,529
Interest expense	27,470	25,735	23,400	14,542	91,147
Net interest income - tax equivalent	$127,401	$125,052	$125,399	$76,530	$454,382

Net interest margin	4.16%	4.06%	4.10%	3.80%	4.05%
Net interest margin (fully tax equivalent) (1)	4.21%	4.12%	4.15%	3.84%	4.10%

Full-time equivalent employees	2,073	2,028	2,118	1,289

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	% Change	% Change
	2019	2019	2019	2018	2018	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$242,482	$169,694	$169,004	$236,221	$193,288	42.9%	25.5%
Interest-bearing deposits with other banks	39,669	101,668	50,224	37,738	28,989	(61.0)%	36.8%
Investment securities available-for-sale	2,850,502	3,152,970	3,113,811	2,779,255	2,626,726	(9.6)%	8.5%
Investment securities held-to-maturity	148,778	154,327	158,305	429,328	434,369	(3.6)%	(65.7)%
Other investments	124,965	127,439	115,731	115,660	115,757	(1.9)%	8.0%
Loans held for sale	23,528	20,244	8,217	4,372	13,277	16.2%	77.2%
Loans and leases
Commercial and industrial	2,470,017	2,547,997	2,543,427	2,514,661	2,426,590	(3.1)%	1.8%
Lease financing	92,616	90,638	95,573	93,415	95,317	2.2%	(2.8)%
Construction real estate	515,960	497,683	458,113	548,935	565,077	3.7%	(8.7)%
Commercial real estate	4,015,908	3,903,654	3,802,179	3,754,681	3,868,143	2.9%	3.8%
Residential real estate	1,055,007	1,015,820	975,120	955,646	932,962	3.9%	13.1%
Home equity	776,885	787,139	797,118	817,282	816,133	(1.3)%	(4.8)%
Installment	88,275	89,149	90,689	93,212	97,413	(1.0)%	(9.4)%
Credit card	49,010	48,706	46,982	46,382	45,741	0.6%	7.1%
Total loans	9,063,678	8,980,786	8,809,201	8,824,214	8,847,376	0.9%	2.4%
Less:
Allowance for loan and lease losses	56,552	61,549	56,722	56,542	57,715	(8.1)%	(2.0)%
Net loans	9,007,126	8,919,237	8,752,479	8,767,672	8,789,661	1.0%	2.5%
Premises and equipment	213,681	211,313	210,676	215,652	219,940	1.1%	(2.8)%
Goodwill	937,689	879,727	879,727	880,251	881,033	6.6%	6.4%
Other intangibles	79,506	36,349	38,571	40,805	43,356	118.7%	83.4%
Accrued interest and other assets	812,519	664,695	577,518	479,706	496,271	22.2%	63.7%
Total Assets	$14,480,445	$14,437,663	$14,074,263	$13,986,660	$13,842,667	0.3%	4.6%

LIABILITIES
Deposits
Interest-bearing demand	$2,316,301	$2,332,692	$2,235,036	$2,307,071	$2,284,271	(0.7)%	1.4%
Savings	2,924,200	2,953,114	3,100,894	3,167,325	3,134,944	(1.0)%	(6.7)%
Time	2,308,617	2,321,908	2,309,810	2,173,564	1,957,574	(0.6)%	17.9%
Total interest-bearing deposits	7,549,118	7,607,714	7,645,740	7,647,960	7,376,789	(0.8)%	2.3%
Noninterest-bearing	2,534,739	2,501,290	2,488,157	2,492,434	2,375,845	1.3%	6.7%
Total deposits	10,083,857	10,109,004	10,133,897	10,140,394	9,752,634	(0.2)%	3.4%
Federal funds purchased and securities sold
under agreements to repurchase	85,286	260,621	95,015	183,591	123,452	(67.3)%	(30.9)%
FHLB short-term borrowings	1,128,900	1,052,700	952,400	857,100	1,170,800	7.2%	(3.6)%
Total short-term borrowings	1,214,186	1,313,321	1,047,415	1,040,691	1,294,252	(7.5)%	(6.2)%
Long-term debt	498,778	547,042	546,423	570,739	570,037	(8.8)%	(12.5)%
Total borrowed funds	1,712,964	1,860,363	1,593,838	1,611,430	1,864,289	(7.9)%	(8.1)%
Accrued interest and other liabilities	422,311	280,107	216,109	156,587	190,224	50.8%	122.0%
Total Liabilities	12,219,132	12,249,474	11,943,844	11,908,411	11,807,147	(0.2)%	3.5%

SHAREHOLDERS' EQUITY
Common stock	1,639,333	1,623,699	1,622,554	1,633,256	1,633,828	1.0%	0.3%
Retained earnings	685,368	657,730	626,408	600,014	564,545	4.2%	21.4%
Accumulated other comprehensive income (loss)	15,450	5,193	(19,635)	(44,408)	(52,897)	197.5%	(129.2)%
Treasury stock, at cost	(78,838)	(98,433)	(98,908)	(110,613)	(109,956)	(19.9)%	(28.3)%
Total Shareholders' Equity	2,261,313	2,188,189	2,130,419	2,078,249	2,035,520	3.3%	11.1%
Total Liabilities and Shareholders' Equity	$14,480,445	$14,437,663	$14,074,263	$13,986,660	$13,842,667	0.3%	4.6%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	September 30,
	2019	2019	2019	2018	2018	2019	2018
ASSETS
Cash and due from banks	$191,000	$173,278	$181,695	$213,927	$199,843	$182,025	$180,561
Federal funds sold	0	0	0	0	0	0	262
Interest-bearing deposits with other banks	38,569	33,255	34,709	32,013	39,873	35,525	31,854
Investment securities	3,290,666	3,408,994	3,355,732	3,204,758	3,168,044	3,351,559	2,793,510
Loans held for sale	18,197	13,258	6,392	10,411	15,270	12,659	12,990
Loans and leases
Commercial and industrial	2,509,782	2,533,981	2,509,274	2,402,296	2,392,229	2,517,681	2,238,878
Lease financing	94,858	94,458	91,043	94,111	94,030	93,467	91,765
Construction real estate	509,742	457,962	496,153	567,086	570,125	488,002	544,295
Commercial real estate	3,925,028	3,834,404	3,762,314	3,793,376	3,887,748	3,841,178	3,440,811
Residential real estate	1,035,975	989,923	961,584	941,047	918,361	996,100	773,941
Home equity	781,340	789,087	807,768	813,779	822,834	792,635	712,944
Installment	88,760	89,778	91,270	95,779	99,907	89,927	80,289
Credit card	50,410	49,811	47,512	48,417	48,206	49,255	47,329
Total loans	8,995,895	8,839,404	8,766,918	8,755,891	8,833,440	8,868,245	7,930,252
Less:
Allowance for loan and lease losses	61,911	58,335	57,088	58,216	55,877	59,129	55,407
Net loans	8,933,984	8,781,069	8,709,830	8,697,675	8,777,563	8,809,116	7,874,845
Premises and equipment	215,671	211,714	213,208	218,430	222,718	213,540	193,424
Goodwill	899,888	879,726	878,541	878,669	882,917	886,130	659,213
Other intangibles	51,365	37,666	39,900	42,305	43,830	43,019	30,776
Accrued interest and other assets	681,174	563,773	532,544	470,770	472,617	593,042	443,923
Total Assets	$14,320,514	$14,102,733	$13,952,551	$13,768,958	$13,822,675	$14,126,615	$12,221,358

LIABILITIES
Deposits
Interest-bearing demand	$2,325,405	$2,334,322	$2,269,948	$2,342,528	$2,334,305	$2,310,095	$2,111,051
Savings	2,945,076	3,057,100	3,115,557	3,156,789	3,149,871	3,038,620	2,934,770
Time	2,234,227	2,220,724	2,224,587	2,073,752	2,014,936	2,226,548	1,893,200
Total interest-bearing deposits	7,504,708	7,612,146	7,610,092	7,573,069	7,499,112	7,575,263	6,939,021
Noninterest-bearing	2,513,458	2,484,214	2,457,587	2,476,773	2,388,976	2,485,291	2,129,924
Total deposits	10,018,166	10,096,360	10,067,679	10,049,842	9,888,088	10,060,554	9,068,945
Federal funds purchased and securities sold
under agreements to repurchase	185,156	126,872	103,147	65,805	112,308	138,692	94,438
FHLB short-term borrowings	1,112,091	982,993	913,974	873,533	1,076,106	1,003,745	855,715
Total short-term borrowings	1,297,247	1,109,865	1,017,121	939,338	1,188,414	1,142,437	950,153
Long-term debt	519,736	546,705	569,947	570,304	560,001	545,279	394,172
Total borrowed funds	1,816,983	1,656,570	1,587,068	1,509,642	1,748,415	1,687,716	1,344,325
Accrued interest and other liabilities	275,038	202,806	203,570	166,590	164,772	227,400	153,766
Total Liabilities	12,110,187	11,955,736	11,858,317	11,726,074	11,801,275	11,975,670	10,567,036

SHAREHOLDERS' EQUITY
Common stock	1,629,286	1,622,994	1,625,228	1,632,361	1,633,129	1,625,851	1,283,421
Retained earnings	662,899	635,629	610,737	576,145	542,835	636,613	521,320
Accumulated other comprehensive loss	11,985	(12,889)	(39,796)	(55,161)	(44,505)	(13,377)	(39,010)
Treasury stock, at cost	(93,843)	(98,737)	(101,935)	(110,461)	(110,059)	(98,142)	(111,409)
Total Shareholders' Equity	2,210,327	2,146,997	2,094,234	2,042,884	2,021,400	2,150,945	1,654,322
Total Liabilities and Shareholders' Equity	$14,320,514	$14,102,733	$13,952,551	$13,768,958	$13,822,675	$14,126,615	$12,221,358

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	September 30, 2019		June 30, 2019		September 30, 2018		September 30, 2019		September 30, 2018
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$3,290,666	3.21%	$3,408,994	3.29%	$3,168,044	3.21%	$3,351,559	3.31%	$2,793,510	3.15%
Interest-bearing deposits with other banks	38,569	2.28%	33,255	2.48%	39,873	2.14%	35,525	2.40%	32,116	2.08%
Gross loans (1)	9,014,092	5.58%	8,852,662	5.73%	8,848,710	5.53%	8,880,904	5.66%	7,943,737	5.40%
Total earning assets	12,343,327	4.94%	12,294,911	5.04%	12,056,627	4.91%	12,267,988	5.01%	10,769,363	4.80%

Nonearning assets
Allowance for loan and lease losses	(61,911)		(58,335)		(55,877)		(59,129)		(55,407)
Cash and due from banks	191,000		173,278		199,843		182,025		180,561
Accrued interest and other assets	1,848,098		1,692,879		1,622,082		1,735,731		1,326,841
Total assets	$14,320,514		$14,102,733		$13,822,675		$14,126,615		$12,221,358

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$2,325,405	0.56%	$2,334,322	0.60%	$2,334,305	0.34%	$2,310,095	0.55%	$2,111,051	0.36%
Savings	2,945,076	0.69%	3,057,100	0.78%	3,149,871	0.59%	3,038,620	0.74%	2,934,770	0.58%
Time	2,234,227	2.09%	2,220,724	2.02%	2,014,936	1.58%	2,226,548	2.02%	1,893,200	1.51%
Total interest-bearing deposits	7,504,708	1.07%	7,612,146	1.09%	7,499,112	0.78%	7,575,263	1.06%	6,939,021	0.77%
Borrowed funds
Short-term borrowings	1,297,247	2.20%	1,109,865	2.40%	1,188,414	2.02%	1,142,437	2.32%	950,153	1.81%
Long-term debt	519,736	3.63%	546,705	3.64%	560,001	3.55%	545,279	3.62%	394,172	3.75%
Total borrowed funds	1,816,983	2.61%	1,656,570	2.81%	1,748,415	2.51%	1,687,716	2.74%	1,344,325	2.38%
Total interest-bearing liabilities	9,321,691	1.37%	9,268,716	1.39%	9,247,527	1.10%	9,262,979	1.37%	8,283,346	1.03%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	2,513,458		2,484,214		2,388,976		2,485,291		2,129,924
Other liabilities	275,038		202,806		164,772		227,400		153,766
Shareholders' equity	2,210,327		2,146,997		2,021,400		2,150,945		1,654,322
Total liabilities & shareholders' equity	$14,320,514		$14,102,733		$13,822,675		$14,126,615		$12,221,358

Net interest income	$121,535		$122,302		$123,485		$365,352		$323,276
Net interest spread		3.57%		3.65%		3.81%		3.64%		3.77%
Net interest margin		3.91%		3.99%		4.06%		3.98%		4.01%

Tax equivalent adjustment		0.05%		0.05%		0.06%		0.05%		0.05%
Net interest margin (fully tax equivalent)		3.96%		4.04%		4.12%		4.03%		4.06%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$(657)	$(658)	$(1,315)	$36	$993	$1,029	$3,401	$13,834	$17,235
Interest-bearing deposits with other banks	(17)	33	16	15	(8)	7	78	61	139
Gross loans (2)	(3,203)	3,624	421	1,063	2,326	3,389	15,900	39,700	55,600
Total earning assets	(3,877)	2,999	(878)	1,114	3,311	4,425	19,379	53,595	72,974

Interest-bearing liabilities
Total interest-bearing deposits	$(395)	$(66)	$(461)	$5,464	$15	$5,479	$15,202	$5,040	$20,242
Borrowed funds
Short-term borrowings	(554)	1,107	553	543	604	1,147	3,625	3,333	6,958
Long-term debt	(10)	(193)	(203)	118	(369)	(251)	(393)	4,091	3,698
Total borrowed funds	(564)	914	350	661	235	896	3,232	7,424	10,656
Total interest-bearing liabilities	(959)	848	(111)	6,125	250	6,375	18,434	12,464	30,898
Net interest income (1)	$(2,918)	$2,151	$(767)	$(5,011)	$3,061	$(1,950)	$945	$41,131	$42,076

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

						Nine months ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2019	2019	2019	2018	2018	2019	2018
ALLOWANCE FOR LOAN AND LEASE LOSS ACTIVITY
Balance at beginning of period	$61,549	$56,722	$56,542	$57,715	$54,076	$56,542	$54,021
Provision for loan and lease losses	5,228	6,658	14,083	5,310	3,238	25,969	9,276
Gross charge-offs
Commercial and industrial	9,556	1,873	12,328	6,060	232	23,757	5,473
Lease financing	0	0	100	0	0	100	0
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	535	86	1,214	1,679	902	1,835	3,156
Residential real estate	278	150	82	80	145	510	342
Home equity	627	689	468	747	351	1,784	978
Installment	65	78	49	158	43	192	277
Credit card	598	289	341	392	390	1,228	1,328
Total gross charge-offs	11,659	3,165	14,582	9,116	2,063	29,406	11,554
Recoveries
Commercial and industrial	556	291	240	485	627	1,087	1,581
Lease financing	0	0	0	0	0	0	1
Construction real estate	0	5	63	0	146	68	146
Commercial real estate	347	254	73	1,681	786	674	2,425
Residential real estate	64	101	36	44	71	201	167
Home equity	335	572	185	274	419	1,092	1,035
Installment	93	61	48	94	351	202	481
Credit card	39	50	34	55	64	123	136
Total recoveries	1,434	1,334	679	2,633	2,464	3,447	5,972
Total net charge-offs	10,225	1,831	13,903	6,483	(401)	25,959	5,582
Ending allowance for loan and lease losses	$56,552	$61,549	$56,722	$56,542	$57,715	$56,552	$57,715

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	1.42%	0.25%	1.95%	0.92%	(0.07)%	1.20%	0.23%
Lease financing	0.00%	0.00%	0.45%	0.00%	0.00%	0.14%	0.00%
Construction real estate	0.00%	0.00%	(0.05)%	0.00%	(0.10)%	(0.02)%	(0.04)%
Commercial real estate	0.02%	(0.02)%	0.12%	0.00%	0.01%	0.04%	0.03%
Residential real estate	0.08%	0.02%	0.02%	0.02%	0.03%	0.04%	0.03%
Home equity	0.15%	0.06%	0.14%	0.23%	(0.03)%	0.12%	(0.01)%
Installment	(0.13)%	0.08%	0.00%	0.27%	(1.22)%	(0.01)%	(0.34)%
Credit card	4.40%	1.92%	2.62%	2.76%	2.68%	3.00%	3.37%
Total net charge-offs	0.45%	0.08%	0.64%	0.29%	(0.02)%	0.39%	0.09%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$28,358	$18,502	$19,263	$30,925	$4,310	$28,358	$4,310
Lease financing	284	295	301	22	0	284	0
Construction real estate	5	6	7	9	10	5	10
Commercial real estate	14,889	15,981	21,082	20,500	20,338	14,889	20,338
Residential real estate	11,655	11,627	13,052	13,495	11,365	11,655	11,365
Home equity	5,427	4,745	5,581	5,580	6,018	5,427	6,018
Installment	75	195	170	169	327	75	327
Nonaccrual loans	60,693	51,351	59,456	70,700	42,368	60,693	42,368
Accruing troubled debt restructurings (TDRs)	18,450	37,420	22,817	16,109	20,313	18,450	20,313
Total nonperforming loans	79,143	88,771	82,273	86,809	62,681	79,143	62,681
Other real estate owned (OREO)	1,613	1,421	1,665	1,401	1,918	1,613	1,918
Total nonperforming assets	80,756	90,192	83,938	88,210	64,599	80,756	64,599
Accruing loans past due 90 days or more	287	107	178	63	144	287	144
Total underperforming assets	$81,043	$90,299	$84,116	$88,273	$64,743	$81,043	$64,743
Total classified assets	$132,500	$147,753	$142,014	$131,668	$138,868	$132,500	$138,868

CREDIT QUALITY RATIOS
Allowance for loan and lease losses to
Nonaccrual loans	93.18%	119.86%	95.40%	79.97%	136.22%	93.18%	136.22%
Nonperforming loans	71.46%	69.33%	68.94%	65.13%	92.08%	71.46%	92.08%
Total ending loans	0.62%	0.69%	0.64%	0.64%	0.65%	0.62%	0.65%
Nonperforming loans to total loans	0.87%	0.99%	0.93%	0.98%	0.71%	0.87%	0.71%
Nonperforming assets to
Ending loans, plus OREO	0.89%	1.00%	0.95%	1.00%	0.73%	0.89%	0.73%
Total assets	0.56%	0.62%	0.60%	0.63%	0.47%	0.56%	0.47%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.69%	0.59%	0.69%	0.82%	0.50%	0.69%	0.50%
Total assets	0.43%	0.37%	0.43%	0.52%	0.32%	0.43%	0.32%
Classified assets to total assets	0.92%	1.02%	1.01%	0.94%	1.00%	0.92%	1.00%

(1) Nonaccrual loans include nonaccrual TDRs of $21.5 million, $11.0 million, $13.1 million, $22.4 million, and $4.7 million, as of September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, and September 30, 2018, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Nine months ended,
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2019	2019	2019	2018	2018	2019	2018
PER COMMON SHARE
Market Price
High	$25.49	$25.80	$28.56	$29.58	$32.35	$28.56	$33.55
Low	$22.37	$22.16	$23.02	$22.40	$29.40	$22.16	$26.40
Close	$24.48	$24.22	$24.06	$23.72	$29.70	$24.48	$29.70

Average shares outstanding - basic	98,517,025	98,083,799	97,926,088	97,424,839	97,411,201	98,177,802	85,602,116
Average shares outstanding - diluted	99,077,723	98,648,384	98,436,311	98,468,237	98,484,228	98,723,173	86,639,927
Ending shares outstanding	100,094,819	98,647,690	98,613,872	97,894,286	97,914,526	100,094,819	97,914,526

Total shareholders' equity	$2,261,313	$2,188,189	$2,130,419	$2,078,249	$2,035,520	$2,261,313	$2,035,520

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,253,803	$1,281,406	$1,246,004	$1,215,613	$1,177,630	$1,253,803	$1,177,630
Common equity tier 1 capital ratio	11.53%	12.00%	12.03%	11.87%	11.52%	11.53%	11.52%
Tier 1 capital	$1,296,399	$1,323,905	$1,287,757	$1,257,366	$1,219,383	$1,296,399	$1,219,383
Tier 1 ratio	11.93%	12.40%	12.43%	12.28%	11.93%	11.93%	11.93%
Total capital	$1,482,708	$1,515,382	$1,474,723	$1,444,146	$1,407,252	$1,482,708	$1,407,252
Total capital ratio	13.64%	14.20%	14.24%	14.10%	13.77%	13.64%	13.77%
Total capital in excess of minimum requirement	$341,261	$394,571	$387,048	$432,832	$397,783	$341,261	$397,783
Total risk-weighted assets	$10,870,923	$10,674,393	$10,358,805	$10,241,159	$10,222,466	$10,870,923	$10,222,466
Leverage ratio	9.75%	10.02%	9.84%	9.71%	9.41%	9.75%	9.41%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	15.62%	15.16%	15.14%	14.86%	14.70%	15.62%	14.70%
Ending tangible shareholders' equity to ending tangible assets	9.17%	9.34%	9.15%	8.79%	8.53%	9.17%	8.53%
Average shareholders' equity to average assets	15.43%	15.22%	15.01%	14.84%	14.62%	15.23%	13.54%
Average tangible shareholders' equity to average tangible assets	9.35%	9.26%	8.95%	8.66%	8.42%	9.19%	8.31%
REPURCHASE PROGRAM (1)
Shares repurchased	1,143,494	0	0	0	0	1,143,494	0
Average share repurchase price	$23.94	N/A	N/A	N/A	N/A	$23.94	N/A
Total cost of shares repurchased	$27,372	N/A	N/A	N/A	N/A	$27,372	N/A

(1) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable